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SHERB & CO. LLP                                 Offices in New York and Florida
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Certified Public Accountants





                                                                  Exhibit 16.1



June 7, 2007



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Re: Metabolic Research, Inc.
Commission File Number 000-25879


We have read the statements made by Metabolic Research, Inc. that will included under Item 4.01 of the Form 8-K report the Company will file regarding change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.01.

Very truly yours,




/s/ Sherb & Co, LLP

 Sherb & Co., LLP